SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))


                              EAGLE BROADBAND, INC.
                (Name of Registrant as Specified in Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                                    and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

               [ ] Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                              EAGLE BROADBAND, INC.
                              101 Courageous Drive
                              League City, TX 77573

December 19, 2003

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Eagle Broadband, Inc., which will be held at 1:00 p.m. February 17, 2004.

Information about the Annual Meeting, including matters on which shareholders will act, may be found in the Notice of Annual Meeting and Proxy Statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Sincerely yours,

Dr. H. Dean Cubley
Chairman

                              EAGLE BROADBAND, INC.
                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
                    _________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                February 17, 2004

                    _________________________________________

     The Annual Meeting of Shareholders of Eagle Broadband, Inc., will be held at 2500 South Shore Blvd., League City, Texas 77573, at 1:00 p.m. February 17, 2004, for the following purposes:

1. Election of Directors. To elect seven directors to the Board of Directors to serve until our next annual meeting of shareholders, or until their respective successors are elected and qualified.

2. Approval of Amendment of Voting Percentages. To amend our Articles of Incorporation to add a section permitting amendments to the Articles of Incorporation to be accomplished through the vote of a majority of the shares entitled to vote at the meeting, as opposed to 66 2/3% of the shares entitled to vote at the meeting.

3. Approval of Amendment to Special Meeting Rules. To amend our Articles of Incorporation to provide that special meetings of the shareholders may only be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the holders of at least 50% of all the shares entitled to vote at the proposed special meeting.

4. Extension of Temporary Empowerment of Board. To extend for an additional year an already approved amendment to Eagle's Articles of Incorporation to empower the Board of Directors to take any and all actions necessary without further vote to enable the company to (a) comply with all current as well as any newly enacted SEC regulations that may be enacted prior to the next annual meetings; (b) comply with all current as well as any new American Stock Exchange requirements that may become effective prior to the next annual meeting; (c) maintain its common stock valuation in a range that will insure the continued listing of its common stock on a national exchange and protect the common interests of all of its stockholders.

5. Approval of Amendment to increase authorized common shares. To amend our Articles of Incorporation to increase the common shares that we have authority to issue from 200 million to 350 million.

6. Ratification of Auditors. To ratify the selection of Malone & Bailey, P.C., as auditors for Eagle for the fiscal year ending August 31, 2004.

Shareholders of record at the close of business on December 19, 2003, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,



David Weisman
CHIEF EXECUTIVE OFFICER

Dated: December 19, 2003

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

                              EAGLE BROADBAND, INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

     The Board of Directors of Eagle Broadband, Inc., a Texas corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at 2500 South Shore Blvd., League City, Texas 77573, at 1:00 p.m. February 17, 2004, unless adjourned or postponed. The Board is making this solicitation by mail, and Eagle will pay all costs associated with this solicitation. When you see the term "we," "our," or "Eagle," it refers to Eagle Broadband, Inc., and its subsidiaries.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Our common stock is the only type of security entitled to vote at the Annual Meeting. On December 19, 2003, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 188,240,608 shares of common stock outstanding. Each shareholder of record on December 19, 2003, is entitled to one vote for each share of common stock held by such shareholder on such date. Shares of common stock may not be voted cumulatively. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

     Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the seven (7) nominees for directors receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Shareholders may not cumulate votes in the election of directors.

     PROPOSAL 2. Approval of an addition to our Articles of Incorporation to permit shareholder approval of amendments to our Articles of Incorporation to be accomplished through the vote of a majority of the shares entitled to vote at the meeting, as opposed to 66 2/3% of the shares entitled to vote at the meeting, requires the affirmative vote of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

     PROPOSAL 3. Approval of the amendment to our Articles of Incorporation to provide that special meetings of the shareholders may only be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the holders of at least 50% of the outstanding shares entitled to vote at the proposed special meeting requires the affirmative vote of holders of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

     PROPOSAL 4. Approval of the amendment to our Articles of Incorporation to empower the Board of Directors to take any and all actions necessary without further vote to enable Eagle to (a) comply with all current as well as any newly enacted SEC regulations that may be enacted prior to the next annual meetings;
(b) comply with all current as well as any new American Stock Exchange requirements that may become effective prior to the next annual meeting; (c) maintain its common stock valuation in a range that will insure the continued listing of its common stock on a national exchange and protect the common interests of all of its stockholders This Proposal will include the empowerment of the Board of Directors to amend our Articles of Incorporation and By-Laws to change the par value of our shares, reduce or subdivide the number of outstanding shares, and to authorize the continued buyback of our shares if in the sole opinion of the Board of Directors such actions are necessary and appropriate to protect shareholder value. This empowerment of the Board may be terminated or modified upon the approval of a Proposal to modify or terminate at our next annual meeting. Approval of this Proposal requires the affirmative vote of holders of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

     PROPOSAL 5. Increase in the authorized number of common shares that we have the authority to issue from 200 million to a total of 350 million shares requires the affirmative vote of holders of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

     PROPOSAL 6. Ratification of the appointment of Malone & Bailey, P.C. as our independent public accountants for the fiscal year ending August 31, 2004, requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

Proxies

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 1), and FOR each of the Proposals No. 2 through 6, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

     We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors currently consists of seven (7) members. The Board has nominated for re-election all of these members, being Messrs. David Weisman,
H. Dean Cubley, Christopher W. Futer, A. L. Clifford, Glenn Allan Goerke, C. J. Reinhartsen, and Lorne E. Persons, Jr. The shares represented by the enclosed proxy will be voted for the election as directors of the seven (7) nominees named below to serve until the 2004 Annual Meeting or until their successors have been duly elected and qualified. The seven (7) nominees receiving the highest number of votes cast at the Annual Meeting will be elected. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of the proxy.


Director Nominee

     MR. DAVID A. WEISMAN. Mr. Weisman, age 41, has served as director and chief executive officer of Eagle Broadband since October 2003 and brings more than 18 years of senior level management experience with both high-growth startup and established technology companies to Eagle Broadband, including a wealth of sales/marketing management and turn-around experience. Most recently he was brought in by the board of directors of Silicon Valley security software firm IP Dynamics to build and lead Sales and Marketing organizations where he successfully launched the company into the enterprise, service provider and government/military security markets. Before IP Dynamics, Weisman co-founded and was Vice President, Sales and Marketing for Canyon Networks, a telecommunications equipment startup focused on broadband subscriber services provisioning and management for major telcos and service providers. He was also Vice President, Marketing and Customer Service for multi-service WAN equipment provider, ACT Networks, where he led all product management, marketing and customer support activities until the company's $275 million acquisition by Clarent Corporation. Weisman also co-founded and served as Vice President, Sales & Marketing for the commercial broadband networking company Thomson Enterprise Networks where he was instrumental in winning a $450 million multi-media, broadband network contract with the British Army and the company's subsequent acquisition in 1999. Prior to Thomson, he held senior marketing positions at Adaptive Corporation (acquired in 1994) where he developed and launched the industry's first ATM network switch and networking company Retix (IPO in 1992). Weisman also founded and was CEO of a consumer products distribution company, which he grew to $12 million in sales and subsequently sold in 1987 for $13 million. Weisman also served as a pilot with the United States Air Force Reserve and saw active combat duty in Central America and Operation Desert Storm. He holds a B.A. in Economics and International Relations from U.C.L.A.

     DR. H. DEAN CUBLEY. Dr. Cubley, age 62, has served as chairman of the board and chief executive officer of Eagle since March 1996 and as president from March 1996 until September 2001. Before that, Dr. Cubley served as vice-president of Eagle Telecom, Inc. from 1993 to March 1996. Dr. Cubley is also a member of the Oversight Committee for the University of Houston Epitaxy Center, which managed the Wake Shield Flight aboard the Shuttle in September 1995. Dr. Cubley has over 35 years of extensive experience in the field of telecommunications. From 1965 to 1984, Dr. Cubley worked for the NASA Manned Spacecraft Center in the Electromagnetic Systems Branch of the Engineering and Development Directorate. For a five-year portion of that period, Dr. Cubley was the Antenna Subsystems Manager for all spacecraft antenna systems for the Shuttle Program. Dr. Cubley's duties included overall responsibility for the design, development, costs schedules and testing of the antennas and hardware for all Shuttle flights. Throughout his career, Dr. Cubley has authored or co-authored over fifty publications. In addition, he has a total of ten patents and patents-pending registered in his name. Dr. Cubley received a bachelor of science degree in electrical engineering from the University of Texas in 1964 and a masters degree in electrical engineering from the University of Texas in 1965. In 1970, Dr. Cubley received his Ph.D. in electrical engineering from the University of Houston.

     CHRISTOPHER W. "JAMES" FUTER. Mr. Futer, age 65, has served as a director and company secretary of Eagle since March 1996 and served as vice president of Eagle from 1996 to July 2002 when he retired. Before that, Mr. Futer served as sales manager of Eagle Aerospace, Inc. Telecom Division from November 1994 until February 1996. Mr. Futer's spectrum of experience has included work in the fields of hi-tech flight simulation and display technologies (especially those of light emitting diodes and liquid crystal displays), and in consumer electronics. Most recently, he has been involved in pager design, manufacture and marketing, as well as the wider field of messaging equipment. His international background includes work with Hatfield Instrument, Canadian Aviation Electronics, located in Montreal, Canada, General Instruments, Litronix, and Siemens. In 1975, he was instrumental in implementing a major "turn-key" technology transfer from Canada to the (then) Soviet Union for the manufacture of hand-held electronic calculators, an operation which the Soviets then improved from the consumer level and adapted to suit their particular requirements. Since 1975, Mr. Futer has had extensive in-depth experience of interfacing with Pacific Rim countries. In 1992 and 1993, he spent time in the People's Republic of China coordinating a successful technology transfer for one of the first pager manufacturing facilities.

     A. L. CLIFFORD. Mr. Clifford, age 59, has served as a director since December 1996. Mr. Clifford has served as president of Clifford & Associates for over five years, a company involved in the distribution of electrical and electronic products throughout the Midwest. Mr. Clifford is a graduate of the University of Miami, where he studied business and attended law school.

     DR. GLENN ALLAN GOERKE. Dr. Goerke, age 72, has served as a director since March 2000. Dr. Goerke has served as vice president of Edusafe Systems, Inc. since 1996. Dr. Goerke is president emeritus of the University of Houston and currently serves as a director of The Institute for the Future of Higher Education. Prior to his current position, Dr. Goerke served as president of the University of Houston from June 1995 to September 1997, and president of the University of Houston - Clear Lake from August 1991 to June 1995 and has been associated with the University of Houston system since 1986. While at the University of Houston, Dr. Goerke initiated significant international program development with particular focus on Mexico and Taiwan and received the "Breaking the Mold" award given by the Texas Comptroller's Office for responsible fiscal planning efforts. Dr. Goerke was named "Manager of the Year" by the Texas Gulf Coast Council of the National Management Association in 1992. Dr. Goerke received his Ph.D. in Adult and Higher Education from Michigan State University in 1962. Dr. Goerke received his M.A. and B.A. degrees from Eastern Michigan University in 1955 and 1952, respectively.

     C. J. (JIM) REINHARTSEN. Mr. Reinhartsen, age ___, has served as director since _____. Mr. Reinhartsen has served as President of the Bay Area Houston Economic Partnership (BAHEP) since 1993. His accomplishments at BAHEP included initiating a regional coalition, subsequently expanded to a national level, to support NASA and the aerospace industry and initiating a successful strategy to diversify the economic profile of the Clear Lake region. Prior to his association with BAHEP, Mr. Reinhartsen was part of the Grumman Aerospace management team and established a manufacturing presence with energy companies the target market. This venture prospered and expanded to $60 million in sales and employed 600 people. His knowledge and long-term relationships with area educational institutions, the NASA Johnson Space Center, manufacturing, marketing, and economic development bring valuable knowledge to our company.

LORNE E. PERSONS, JR. Mr. Persons, age 57, has served as director since March 2003. With over 28 years experience in the insurance industry, Mr. Persons has served as president for over five years of National Insurance Marketing Corporation, Aurora, Colorado, currently contracted to National States Insurance Company as a regional sales and recruiting director in a five-state area. He recruits and manages a sales force of 230 agents and brokers that has proven to be the second largest producer of life insurance sales within National States Insurance Company.

Committees of the Board and Attendance

     The Board of Directors currently has standing Audit and Compensation Committees. The Board of Directors does not have a nominating committee. The members of the standing committees are identified in the following table:



                                                COMMITTEES
       DIRECTOR                        Audit              Compensation
                                       -----              ------------
A. L. Clifford                          X                      X
Glenn Allan Goerke                      X                      X
Lorne E. Persons                                               X
C. J. (Jim) Reinhartsen                 X                      X


     The Audit Committee held eight meetings during the last fiscal year, is governed by a written charter and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. The Board does not believe that any current member of the Audit Committee qualifies as an "audit committee financial expert" as that term is defined by applicable SEC rules. Although the Board believes that its current Audit Committee members are well qualified to carry out their duties, the Board has commenced a search to identify an additional director who would qualify as an "audit committee financial expert." For further information, see the "Audit Committee Report" below.

     The Compensation Committee, which held eight meetings during our last fiscal year, recommends compensation levels for our executive officers and consultants and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plan.

     We held eight Board meetings during the last fiscal year. Each director attended at least 75% of all Board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

Compensation of Directors

     Directors received $2,000 cash and $2,500 in shares of common stock, and $1,000 cash and $1,250 in shares of common stock, for meetings attended in person and via teleconference, respectively.

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of December 19, 2003, a total of 188,240,608 shares of our common stock were outstanding. The following table sets forth, as of December 19, 2003 certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors, (c) the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is Eagle Broadband, Inc., 101 Courageous Drive, League City, Texas 77573.



                                                  SHARES BENEFICIAL OWNED AS OF December 19, 2003
                                                  -----------------------------------------------
BENEFICIAL OWNER                                  NUMBER OF SHARES               PERCENT OF CLASS
----------------                                  ----------------               ----------------
David Weisman                                           16,724 (0)                 Less than 1%
H. Dean Cubley                                       1,329,849 (1)                 Less than 1%
Christopher W. Futer                                   155,634 (0)                 Less than 1%
A. L. Clifford                                         464,872 (3)                 Less than 1%
Glenn Allan Goerke                                      53,750 (4)                 Less than 1%
C. J. Reinhartsen                                       50,000                     Less than 1%
Lorne E. Person, Jr.                                   291,732                     Less than 1%

All current directors and executive
officers as a group                                  2,629,318


(1) Includes an option to purchase 3,333 shares of common stock at an exercise price of $1.50 per share and an option to purchase 1,923 shares of common stock at an exercise price of $2.00 per share.

(3) Includes 105,000 shares, which are held in the name of The Clifford Family Trust, and 61,667 shares held by Mr. Clifford's wife.

(4) Includes options to purchase 25,000 shares of common stock at an exercise price of $0.41 per share.


                               EXECUTIVE OFFICERS

Our executive officers are as follows:


NAME                                        AGE                        OFFICE HELD
----                                        ---                        -----------
David Weisman                               41                         Chief Executive Officer
H. Dean Cubley                              62                         Chief Technical Officer
Christopher W. Futer                        65                         Secretary
Richard Royall                              57                         Chief Financial Officer

     The following biographical information is for Mr. Royall (please see Proposal 1 for biographical information about our director nominees):

     RICHARD R. ROYALL has served as chief financial officer since March 1996. Mr. Royall has been a certified public accountant since 1971. From 1971 to 1976, Mr. Royall was employed with Haskins & Sells, Laventhol & Horwath (a partner from 1976 to 1986), and Bracken, Krutilek & Royall (1986). In 1986, Mr. Royall practiced accounting as a sole proprietor. Since 1987, Mr. Royall has been a partner in Royall & Fleschler, certified public accountants. In addition, Mr. Royall serves as financial officer and director of companies operating in the finance and chemical industries, including Fleetclean Systems, Inc., none of which are affiliated with Eagle.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended August 31, 2003.

Code of Ethics for the CEO, CFO and Senior Financial Officers

     In December 2003, in accordance with SEC Rules, the Audit Committee and the Board adopted the CEO, CFO and Senior Financial Officers Code of Ethical Conduct. The Board believes that these individuals must set an exemplary standard of conduct, particularly n the areas of accounting, internal accounting control, auditing and finance. This code sets forth ethical standards the designated officers must adhere to and other aspects of accounting, auditing and financial compliance. The full text of the Code of Ethics for the CEO, CFO and Senior Financial Officers has been posted to the Company's website, and can be found under the Corporate Governance link.

Executive Compensation

The following table contains compensation data for our named executive officers for the fiscal years ended August 31, 2003, 2002 and 2001.


                                                      SUMMARY COMPENSATION TABLE


                                                 ANNUAL                    LONG TERM
                                               COMPENSATION           COMPENSATION AWARDS
                                               ------------           ---------------------
                                                                      Securities Underlying        ALL OTHER
              NAME AND                             Salary   Bonus          Options             COMPENSATION
         PRINCIPAL POSITIONS             YEAR       ($)      ($)              (#)                   ($)
         -------------------             ----    ---------    ---      ---------------------    ------------
H. Dean Cubley, CEO                      2003    $275,000             300,000 options at $0.41
                                         2002    $275,000
                                         2001    $185,000


Options, Warrants, and Stock Appreciation Rights

     Our 1996 Stock Option Plan provides for the issuance of an aggregate of 1,000,000 shares of common stock. No options under the plan were issued to any executive officers or directors in fiscal 2003.

     The following table sets forth information concerning option exercises during the fiscal year ended August 31, 2003 and option holdings as of August 31, 2003 with respect to our named executive officers. No stock appreciation rights were outstanding at the end of the fiscal year.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES



                                             Value         Number of Securities            Value of Unexercised
                        Shares Acquired    Realized       Underlying Unexercised               In-the-Money
Name                    on Exercise (#)       ($)          Options at FY-End (#)          Options at FY-End ($)
----                    ---------------    --------     ---------------------------    ----------------------------
                                                        Exercisable   Unexercisable    Exercisable    Unexercisable
                                                        -----------   -------------    -----------    -------------
H. Dean Cubley                0                0           300,000           0            18,000           0


     The fair market value of our common stock at August 31, 2003 was $.47 per share. Since the exercise price of the options listed above are $.041 per share, the options were in-the-money as of the end of our fiscal year, and the value is set forth in the above table under Securities and Exchange Commission rules.

                     EXECUTIVE EMPLOYMENT AGREEMENTS SUMMARY

     Mr. David Weisman has an existing employment agreement with the Company that he entered into effective September 2003. Mr. Weisman's current agreement for the position of chief executive officer is at an annual salary of $275,000 and is effective through April 2, 2005. The agreement includes incentives of options some of which vest over the 18-month duration of his employment contract and some of which are based upon the attainment of market capitalization milestones and some of which are based on the cumulative revenue of the Company. To date Mr. Weisman has earned five-year options to purchase 300,000 shares at $0.41 plus 400,000 shares at $0.60 plus 500,000 shares at $0.75 per share.

     Mr. Weisman's agreement has early termination provisions and standard non-compete, non-disclosure, trade secret, and proprietary information protection.

Dr. Cubley has an existing employment agreement with the Company that he entered into effective January 2001. Dr. Cubley's current agreement for the position of Chief Technology officer is at an annual salary of $275,000 and is effective through September 2004. The agreement includes incentives of options some of which are based upon the attainment of market capitalization milestones and some of which are based on the cumulative revenue of the Company. To date Dr. Cubley has earned five-year options to purchase 2,000,000 shares at $0.41 per share.

                           RELATED PARTY TRANSACTIONS

                                      None

            PROPOSAL 2 - APPROVAL OF AMENDMENT OF VOTING PERCENTAGES

     We are asking shareholders to amend our Articles of Incorporation to add
Section XVII to provide that the affirmative vote of a majority, rather than at least 66 2/3%, of the voting power of the then outstanding shares entitled to vote is required to amend our Articles of Incorporation.

     As currently in effect, the Texas Business Corporations Act requires the affirmative vote of holders at least 66 2/3% of the outstanding shares entitled to vote thereon (unless any class or series of shares is entitled to vote as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of at least two-thirds of the shares with each class or series of outstanding shares entitled to vote thereon as a class and of at least two-thirds of the total outstanding shares entitled to vote thereon) to amend our Articles. The Board of Directors proposes that Article XVII of the Articles be adopted to reduce the vote required to amend the Articles to a majority of the voting power of the shares entitled to vote. The full text of the amendment to Article XVII is set forth in the Amended and Restated Articles of Incorporation attached as Appendix A to this proxy statement.

The Board of Directors supports the proposal to amend the Articles. The Board of Directors believes that if shareholders who own, in the aggregate, a majority of the shares entitled to vote to change our Articles, they should be able to effect such change.

Possible Effects Of The Proposed Amendment

     The Board of Directors has determined after due consideration that requiring a supermajority to amend the Articles is no longer in the best interests of the company or its shareholders. For example, this requirement may potentially impede the company's growth and development.

     This proposed Article XVII would make it easier for our shareholders to change any provisions in our Articles. Currently, the holders of a minority of the total shares of the company's common stock outstanding and entitled to vote have a veto power over any change to the Articles.

     In considering this proposal, shareholders should be aware that Texas corporate law, which requires a supermajority to amend the Articles unless the shareholders approve a lesser percentage, dictates the current supermajority requirement. The requirement that a supermajority is needed prior to amending the Articles can serve to protect against abusive or unfair tactics in unsolicited attempts to buy the company but can make the growth of the company more difficult. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the Board of Directors and in the policies formulated by the Board of Directors and to discourage certain types of transactions that may involve an actual or threatened change of control of the company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO PERMIT HOLDERS OF A MAJORITY OF THE SHARES ENTITLED TO VOTE TO AMEND THE ARTICLES OF INCORPORATION.

        PROPOSAL 3 - APPROVAL OF AMENDMENT TO THE SPECIAL MEETINGS RULES

     Our Board of Directors proposes that you approve the amendment of our Articles to provide that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, a committee of the Board duly designated and whose powers and authority include the power to call meetings, or by the holders of at least 50% or more of the shares entitled to vote at the proposed special meeting.

     If the proposal is approved, Article XIII of our Articles of Incorporation would be amended as set forth in Appendix A. We urge each stockholder to read carefully Article XIII of our new Amended and Restated Articles of Incorporation attached as Appendix A before voting on this proposal.

     Our existing Articles provide that special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board, the President, a committee of the Board duly designated and whose powers and authority include the power to call meetings, or by the holders of at least 30% or more of the shares entitled to vote at the proposed special meeting. The proposal would incorporate the foregoing provisions into our amended Articles of Incorporation, changing the right of shareholders to call a special meeting, unless they hold at least 50% of the outstanding shares entitled to vote at the proposed special meeting. 9

Possible Effects of the Proposed Amendment

     The Board believes that the proposal would provide for the orderly conduct of all company affairs at special meetings of shareholders. If the proposal is approved, shareholders could not force shareholder consideration of a proposal over the opposition of the Board, unless the shareholders held at least 50% of the outstanding shares entitled to vote at the proposed special meeting. The proposal may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE FROM 30% TO 50% THE HOLDERS OF SHARES THAT HAVE THE RIGHT TO CALL A SPECIAL MEETING.

 PROPOSAL 4 - APPROVAL OF AMENDMENT TO EXTEND GRANT OF BOARD TEMPORARY AUTHORITY
             TO RESPOND TO CHANGING REGULATORY AND MARKET CONDITIONS

     Our Board of Directors proposes that you approve extension of the temporary amendment of our Articles to grant the Board of Directors special temporary authority to respond to any changing regulatory requirement or adverse market condition that would have an adverse effect on our company and its common stock should a timely response not be possible under current provisions of the Articles. Under normal conditions if a change was required in the Articles of Incorporation to comply with new SEC or American Stock Exchange requirements or other market driven factors this proposed change would be included on the annual Proxy and voted upon at the Annual Meeting. Any item to be voted on at the Annual Meeting must be known months in advance of the meeting in order to be included in the Proxy. The cost associated with obtaining the Proxy vote and conducting the annual meeting is substantial because of the large number of shareholders. Calling of a special meeting of the shareholders is currently permitted by our Articles but requires almost as much advance notice and has essentially the same cost as the normal annual meeting. Because of these factors it would be likely that without this special temporary amendment to the Articles an unforeseen change in regulation or market conditions could have adverse effects on the company before a formal vote of all shareholders would be possible. Therefore the Board of Directors is requesting this special but temporary authority to act to preclude such an event and to allow the Board to protect the best interests of the shareholders be extended. This temporary authority would only be used if in the opinion of the Board waiting until the next annual meeting could have a negative effect on the shareholders.

     Specifically, the Board of Directors is requesting an and extension to the already existing amendment to our Articles of Incorporation to empower the Board of Directors to take any and all actions necessary without further vote of all shareholders to enable the company to (a) comply with all current as well as any newly enacted SEC regulations that may be enacted prior to the next annual meetings; (b) comply with all current as well as any new American Stock Exchange requirements that may become effective prior to the next annual meeting; (c) maintain its common stock valuation in a range that will insure the continued listing of its common stock on a national exchange and protect the common interests of all of its stockholders prior to the next annual meeting. This Proposal may include, among other actions, the empowerment of the Board of Directors to amend our Articles of Incorporation and By-Laws to change the par value of our shares, reduce or subdivide the number of outstanding shares, and to authorize the continued buyback of our shares, if in the sole opinion of the Board of Directors such immediate actions are necessary and appropriate to protect shareholder value. This empowerment of the Board may be terminated or modified upon the approval of a Proposal to modify or terminate at our next annual meeting. Article XVI of Appendix A to this Proxy Statement sets forth the text of the proposed amendment to the Articles to be added as a new paragraph.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EXTENSION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR A SPECIAL BUT TEMPORARY AUTHORITY OF THE BOARD TO REACT TO EMERGENCY SITUATIONS.

        PROPOSAL 5 - APPROVAL OF AN AMMENDMENT TO INCREASE THE NUMBER OF
                            AUTHORIZED COMMON SHARES

     Our Board of Directors proposes that you approve an amendment of our Articles to increase the number of authorized common shares from the current 200 million shares to a new total of 350 million shares. The current issued and outstanding number of shares of common stock is 188,240,608. We have no current plans to issue any shares of common stock.

Reason for the Increase

     We believe that the increase will provide better flexibility in raising additional capital in the future. Among other things, the increase in the number of shares of common stock will make available shares for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, and providing equity incentives to employees.

     Current holders of common stock have no preemptive rights, which means that current stockholders do not have prior rights to purchase any new issue of common stock in order to maintain their current ownership. The issuance of additional shares of common stock will decrease the proportionate equity ownership of current shareholders and, depending upon the price paid for such additional shares, could result in dilution to current stockholders.

     The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Company. For example, the substantial increase in the number of authorized shares could help management frustrate efforts of shareholders seeking to remove management, could have the effect of limiting shareholder participation in transactions such as mergers or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, the board of directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers or other transactions, even if those transactions are at substantial market premiums and are favored by a majority of independent shareholders. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the company.

Effect of the Increase

     Upon the filing of the amendment to our articles of incorporation, as a general matter, approval from the stockholders will not be required to issue any newly-authorized shares, except as otherwise required by law or applicable rules of any market upon which our common stock may trade.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 200 MILLION TO 350 MILLION.

          PROPOSAL 6 - RATIFY THE APPOINTMENT OF MALONE & BAILEY, P.C.

     On September 15, 2003, we dismissed McManus & Co. ("McManus") as our independent auditors, which audited our financial statements for the fiscal years ended August 31, 2002 and 2001, and engaged Malone & Bailey, P.C. ("Malone & Bailey") as our independent auditors for the fiscal year ended August 31, 2003.

     The Audit Committee has selected Malone & Bailey as our independent auditors for the fiscal year ending August 31, 2004, subject to shareholder approval. In the event that ratification of this selection of auditors is not approved by our shareholders, the Audit Committee will review their future selection of auditors.

     We expect that a representative of Malone & Bailey will attend the Annual Meeting, and the representative will have an opportunity to make a statement if she or he so desires. The representative will also be available to respond to appropriate questions from shareholders.

     McManus' reports on our consolidated financial statements for each of the fiscal years ended August 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended August 31, 2002 and 2001 and through the date of McManus' dismissal, there were no disagreements with McManus on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to McManus' satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the years ended August 31, 2002 and 2001 and through the date of our hiring of Malone & Bailey, we did not consult Malone & Bailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2(i) and (ii) of Regulation S-K.

     Aggregate fees for professional services rendered by Malone & Bailey for the fiscal year ended August 31, 2003, were as follows:

                                                                   2003
                                                                   ----
               Audit Fee                                           59,660(1)

               (1)Of this amount, $59,660 represents fees paid to Malone & Bailey for professional services rendered for the audit of our annual financial statements for the fiscal year ended August 31, 2003. During the fiscal year ended August 31, 2003, McManus provided professional services in connection with the reviews of the financial statements included in our quarterly reports for the periods ended November 30, 2002, February 28, 2003 and May 31, 2003, and the aggregate fees billed by McManus for such services was $13,220.

     Audit Fees for the fiscal years ended August 31, 2003 represent the aggregate fees billed for professional services rendered by Malone & Bailey and McManus, as applicable, for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

     Audit-Related Fees for the fiscal year ended August 30, 2003, represents the aggregate fees billed for assurance and related services by Malone & Bailey that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

     Tax-Related Fees for the fiscal year ended August 30, 2003, represents the aggregate fees billed for professional services rendered by Malone & Bailey for tax compliance, tax advice, and tax planning.

     All Other Fees for the fiscal year ended August 30, 2003, represents the aggregate fees billed for products and services provided by Malone & Bailey, other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

     Representatives of the independent auditors normally attend each meeting of the Audit Committee. The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors' independence. The Audit Committee has considered the role of Malone & Bailey in providing services to us for the fiscal year ended August 31, 2003 and has concluded that such services are compatible with Malone & Bailey's independence as our auditors.

Financial Information Systems Design and Implementation Fees and All Other Fees

     Malone & Bailey rendered no other services, including professional services to us for information technology services relating to financial information systems design and implementation, for the fiscal year ended August 31, 2003.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, P.C., AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2004.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the company's independent accountants. The Audit Committee is comprised of Messrs.
A. L. Clifford, C. J. Reinhartsen, and Glenn Allan Goerke. Mr. Goerke, and Mr. Reinhartsen are independent directors, as defined by The American Stock Exchange's listing standards. Mr. Clifford is not an independent director, as defined by The American Stock Exchange's listing standards.

     Management is responsible for our internal controls. Our independent auditors, Malone & Bailey, are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Malone & Bailey.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Malone & Bailey, nor can the Audit Committee certify that Malone & Bailey is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

     In this context, the Audit Committee has met and held discussions with management and Malone & Bailey. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Malone & Bailey. The Audit Committee discussed with Malone & Bailey matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Malone & Bailey also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Malone & Bailey their independence.

     Based upon the Audit Committee's discussion with management and Malone & Bailey and the Audit Committee's review of the representations of management and the report of Malone & Bailey to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Eagle Broadband, Inc. Annual Report on Form 10-K for the year ended August 31, 2003 filed with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors of Eagle Broadband, Inc.:

     A. L. Clifford, Jim Reinhartsen, and Glenn Allan Goerke

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our Compensation Committee for the fiscal year ended August 31, 2003, consisted of A. L. Clifford, Glenn Allan Goerke, Jim Reinhartsen and Lorne Persons. None of our executive officers or board members served on a compensation committee for any other company.

                      REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW

     The Compensation Committee of the Board of Directors supervises our executive compensation. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information.

     We seek to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

     Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

     We provide long-term incentive compensation through our stock option plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

During the fiscal year ended August 31,2003 Dr. H. Dean Cubley served as chief executive officer. Dr. Cubley's salary was $275,000 per year. Dr. Cubley earned 300,000 options during the fiscal year ended August 31, 2003.

     Mr. David Weisman was elected to the position of chief executive officer in September 2003. Mr. Weisman's salary is $275,000 during the fiscal year ended August 31, 2004. Mr. Weisman has earned 1,200,000 options to the current date since the start of his employment.

     The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with our strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

     Submitted by the Compensation Committee of the Board of Directors of Eagle Broadband, Inc.:

     A. L. Clifford, Jim Reinhartsen, Lorne Persons, and Glenn Allan Goerke

STOCK PRICE PERFORMANCE GRAPH

     This section includes a tabular comparison of the cumulative total stockholder return on: our common stock against the cumulative total return of the NASDAQ Index and the communications equipment peer group ("Peer Group") for the period of five fiscal years commencing August 31, 1998, and ending August 31, 2003. The graph and table assume that $100 was invested on August 31, 1998, in each of our common stock, the NASDAQ Index and the Peer Group, and that all dividends were reinvested. Our Peer Group consists of companies that we believe are engaged in the same or similar business as Eagle Broadband. The comparisons shown in the comparison below are based upon historical data. The stock price performance shown in the comparison below is not necessarily indicative of, nor intended to forecast, the potential future performance of our common stock.

              COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS



                                                   Fiscal Year Ending
                            -----------------------------------------------------------------
                             8/29/1998  8/31/1999  8/31/2000  8/31/2001  8/31/2002  8/31/2003
                            ----------  ---------  ---------  ---------  ---------  ---------
EAGLE BROADBAND, INC.          29.87       31.96     140.29      18.89     11.11      xx.yy
Communications Equip, NEC     107.19      115.28     283.48      60.84     26.38      xx.yy
NASDAQ Market Index            94.34      173.24     271.31     118.24     87.99      xx.yy


                              STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than September 4, 2004. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by November 16, 2004. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, and the proposal is permitted at the annual meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

     We have provided a copy of our Annual Report on Form 10-K with this proxy statement. We will provide exhibits to the Annual Report on Form 10-K upon request. Please send any such requests to Eagle Broadband, Inc., 101 Courageous Drive, League City, Texas 77573, Attention: Investor Relations.

                                  OTHER MATTERS

     The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

                       By Order of the Board of Directors

                     David Weisman, Chief Executive Officer

December 19, 2003
League City, Texas


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

     THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                   APPENDIX A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                                    ARTICLE I

         The name of the corporation is Eagle Broadband, Inc.

                                   ARTICLE II

         The period of its duration is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the Corporation is organized are:

     (a) To manufacture, repair, buy, sell, service, install, deal in, and to engage in, conduct and carry on the business of manufacturing, repairing, buying, selling, servicing, installing, importing, exporting, and dealing goods, wares and merchandise of every class and description throughout the world.

     (b) To contract for erection, construction, repair, or improvement of any building, structure or improvement, public or private, and to erect, construct, repair or improve same or any part thereof, and to acquire, own and prepare for use any materials for said purposes.

     (c) To do any or all things necessary or incident to the business of the Corporation and to exercise and possess the powers herein set forth as fully as natural persons, whether as principal, agent or otherwise.

     (d) To engage in the transaction of any and all lawful business for which corporations may be incorporated under the Act.

                                   ARTICLE IV

     This total number of shares of stock which the Corporation shall have authority to issue is 350,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

     Subject to all of the rights of the Preferred Stock or any series thereof described in appropriate articles of incorporation, the holders of the Common Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of funds legally available therefore, the dividends payable in cash, common stock, or otherwise.

                                    ARTICLE V

     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received, which sum is not less than One Thousand Dollars ($1,000.00).

                                   ARTICLE VI

     The office address of the Corporation's registered office is 101 Courageous Drive, League City, Texas 77573, and the name of the registered agent at such address is Dr. H. Dean Cubley.

                                   ARTICLE VII

     Section 1. Board of Directors. The number of directors constituting the Board of Directors of the Corporation shall equal not less than two (2) nor more than ten (10) as the Board may determine by resolution from time to time. Directors need not be residents of the State of Texas or shareholders of the Corporation.

     Section 2. Names and Address. The names and addresses of the persons who are elected to serve as directors until their successors have been elected and qualified are:



Name                                        Address
----------------------                      -----------------------------------------------
David Weisman                               101 Courageous Drive, League City, Texas 77573
H. Dean Cubley                              101 Courageous Drive, League City, Texas 77573
Christopher W. Futer                        101 Courageous Drive, League City, Texas 77573
A. L. Clifford                              101 Courageous Drive, League City, Texas 77573
Glenn Allan Goerke                          101 Courageous Drive, League City, Texas 77573
C. J. Reinhartsen                           101 Courageous Drive, League City, Texas 77573
Lorne E. Persons, Jr.                       101 Courageous Drive, League City, Texas 77573


     Section 3. Increase or Decrease of Directors. The number of directors may be increased or decreased from time to time by amendment to the Bylaws; but no decrease shall have the effect of shortening the term of any incumbent director, and the number of directors shall not be decreased to less than two (2) directors. In the absence of a Bylaw fixing the number of directors, the number shall be seven (7).

                                  ARTICLE VIII

     Preemptive rights shall not be permitted.

                                   ARTICLE IX

     Provisions for the regulations of the internal affairs of the Corporation are:

     Section 1. Voting Rights, Voting for Directors. Upon each matter submitted to a vote at every meeting of the shareholders of the Corporation, every holder of common stock shall be entitled to one (1) vote for each share of common stock standing in his name on the books of the Corporation. At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

     Section 2. Bylaws. The initial Bylaws of the Corporation shall be adopted by its Board of Directors. The Board of Directors shall have the power to alter, amend or repeal the Bylaws from time to time, subject to the reserved power of the shareholders at any meeting of the shareholders to alter, amend or repeal any provision of the Bylaws or to adopt new Bylaws.

                                    ARTICLE X

     No director of the Corporation shall be liable to the Corporation or its shareholders or members for monetary damages for any act or omission in such director's capacity as a director, except for (i) a breach of such director's duty of loyalty to the Corporation or its shareholders or members; (ii) an act of omission not in good faith that constitutes a breach of duty of the director to the Corporation, or an act or omission that involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (iv) and act or omission for which the liability of a director is expressly provided by an applicable statute.

                                   ARTICLE XI

     The Corporation shall indemnify all current and former directors and officers of the Corporation to the fullest extent of the applicable law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act.

                                   ARTICLE XII

     Any action required by the Texas Business Corporation Act, as amended, to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                                  ARTICLE XIII

     Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the holders of at least 50% of the shares entitled to vote at the proposed special meeting.

                                   ARTICLE XIV

Without necessity for action by its shareholders, the Corporation may purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefore and unrestricted reduction surplus available therefor.

                                   ARTICLE XV

Section 1. The holders of at least a majority of the shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders of the Corporation.

Section 2. No contract or other transaction between the Corporation and one or more of its directors, officers or security holders or between the Corporation and another corporation, partnership, joint venture, trust or other enterprise of which one or more of the Corporation's directors, officers or security holders are security holders, members, officers, directors or employees or in which they are otherwise interested, directly or indirectly, shall be invalid solely because of such relationship or solely because such a director, officer or security holder is present or participates in any meeting of the Board of Directors or Committee thereof authorizing the contract or other transaction or solely because his or their votes are counted for such purposes if (a) the material facts as to his relationship or interest an as to the contract or other transaction are known or disclosed to the Board of Directors or committee thereof, and such board or committee in good faith authorizes the contract or other transaction by the affirmative vote of a majority of the disinterested directors even though the disinterested directors are less than a quorum; or (b) the material facts as to his or their relationship or interest and as to the contract or other transaction are known or disclosed to the shareholders entitled to vote thereon, and the contract or other transaction is approved in good faith by a vote of the shareholders; or (c) the contract or other transaction is fair as to the Corporation as of the time the Corporation enters into such contract or other transaction.

                                   ARTICLE XVI

The Board of Directors is empowered to take any and all actions necessary without further vote of all shareholders to enable the company to (a) comply with all current as well as any newly enacted SEC regulations that may be enacted prior to the next annual meetings; (b) comply with all current as well as any new American Stock Exchange requirements that may become effective prior to the next annual meeting; and (c) maintain its common stock valuation in a range that will insure the continued listing of its common stock on a national exchange and protect the common interests of all of its stockholders prior to the next annual meeting. This Proposal may include, among other actions, the empowerment of the Board of Directors to amend our Articles of Incorporation and By-Laws to change the par value of our shares, reduce or subdivide the number of outstanding shares, and to authorize the continued buyback of our shares, if in the sole opinion of the Board of Directors such immediate actions are necessary and appropriate to protect shareholder value. This empowerment of the Board may be terminated or modified upon the approval of a Proposal to modify or terminate at our next annual meeting.

                                  ARTICLE XVII

The vote of shareholders required for approval of any amendment of the articles of incorporation of the corporation for which the Texas Business Corporation Act requires a shareholder vote, shall be (in lieu of any greater vote required by the Texas Business Corporation Act) the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon.

EAGLE BROADBAND, INC.

David Weisman, Chief Executive Officer

                              EAGLE BROADBAND, INC.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       DIRECTORS OF EAGLE BROADBAND, INC.
           FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT A TIME
                            AND DATE TO BE DETERMINED

The undersigned shareholder of Eagle Broadband, Inc. (the "Company") hereby appoints David Weisman proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 2500 South Shore Blvd., League City, Texas 77573, at a future time and date (to be determined), and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, AND 6.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE

1. Election of Directors. If shareholders approve, each nominee will serve for a term of one year

        (i)   C. J. (Jim) Reinhartsen                        [ ]            [ ]
        (ii)  Lorne E. Persons                               [ ]            [ ]
        (iii) A. L. Clifford                                 [ ]            [ ]
        (iv)  Glenn Allan Goerke                             [ ]            [ ]
        (v)   H. Dean Cubley                                 [ ]            [ ]
        (vi)  Christopher W. Futer                           [ ]            [ ]
        (vii) David A. Weisman                               [ ]            [ ]


                                                              (write nominee's name)

2.  To approve an addition to the Company's                For        Against      Abstain
    Articles of Incorporation to change
    the vote required to amend the Articles                [ ]          [ ]          [ ]
    in the future to 51%.

3.  To approve an amendment to the Company's               For        Against      Abstain
    Articles of Incorporation to limit
    the calling of special meetings of shareholders.       [ ]          [ ]          [ ]

4.  To approve an extension of the current
    addition to the Company's                              For        Against      Abstain
    Articles of Incorporation regarding
    temporary empowerment of the Board.                    [ ]          [ ]          [ ]

5.  To approve an increase in the authorized               For        Against      Abstain
    shares of common stock up to a total of
    350 million shares.                                    [ ]          [ ]          [ ]

6.  To ratify the appointment of Malone &                  For        Against      Abstain
    Bailey, P.C. as the Company's independent
    accountants for the fiscal year ending                 [ ]          [ ]          [ ]
    August 31, 2004.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.



DATED:______________________________       _____________________________________
                                           [Signature]


                                           -------------------------------------
                                           [Signature if jointly held]


                                           -------------------------------------
                                           [Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

                                  End of Filing




















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